Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA Q

    File No. 811-21461, CIK 0001162321

    Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA Q, a unit investment trust registered under the Act, recently mailed to its contract owners the report of the underlying funds of the following underlying management investment companies:

    Transamerica Series Trust filed its Annual report with the Commission via EDGAR (CIK: 0000778207).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth
Brian G. Stallworth
Assistant Secretary
Transamerica Life Insurance Company